UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2006
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27212 (Commission File Number)	33-0618093 (I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 11, 2006, we entered into an employment agreement with Clint B. Davis, pursuant to which Mr. Davis will serve as our Senior Vice President, Legal Affairs and General Counsel, effective January 17, 2006. In addition, our board of directors has appointed Mr. Davis as our Secretary, effective January 17, 2006.
From August 2000 to January 2006, Mr. Davis was a corporate attorney with the San Diego office of Morrison & Foerster LLP, our outside corporate counsel. Prior to his employment with Morrison & Foerster LLP, Mr. Davis worked with law firms in Boston and Los Angeles. Mr. Davis holds a B.A. from Rice University and a J.D. from Harvard Law School.
The employment agreement with Mr. Davis includes the following terms and conditions:
•	Effective Date: January 17, 2006.

•	Position: Mr. Davis will serve as Senior Vice President, Legal Affairs and General Counsel.

•	Reporting Relationship: Mr. Davis will report directly to our Chief Executive Officer, subject to applicable legal requirements, including, without limitation, Section 307 of the Sarbanes-Oxley Act of 2002 and the rules adopted by the Securities and Exchange Commission thereunder.

•	Initial Annual Base Salary: $238,000.

•	Bonus: Up to 40% of the annual base salary, subject to Mr. Davis’ attainment of corporate goals and objectives to be established in accordance with our board-approved bonus plan.

•	Stock Options: Grant to Mr. Davis of options to purchase 250,000 shares of our common stock under our 2004 Stock Incentive Plan.

•	Paid Time Off: Up to four weeks of paid time off per calendar year.

•	Relocation Reimbursement: Reimbursement for reasonable moving expenses, in an amount of up to $5,000, and for the amount of any home selling price commission, in an amount of up to 5% of the selling price, subject to certain additional limitations.

•	Severance. One year of severance in the case of termination by us without “cause” (as defined in the employment agreement) or by Mr. Davis with “good reason” (as defined in the employment agreement).
The foregoing description of the employment agreement is qualified in its entirety by the full text of such document, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.

10.1	Employment Agreement, dated as of January 17, 2006, by and between Endocare, Inc. and Clint B. Davis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
January 12, 2006	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement, dated as of January 17, 2006, by and between Endocare, Inc. and Clint B. Davis.